UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	45-4626057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Davis Street, Suite 600 Evanston, IL		60201
(Address of principal executive offices)		(Zip Code)

(847) 871-0377

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 15, 2021, Aptinyx Inc. (the “Company”) issued a press release announcing an update regarding its NYX-783 development program for the treatment of post-traumatic stress disorder, or PTSD. The press release included changes to the statistical analysis reported in October 2020 for the Company’s previously completed exploratory study of NYX-783 in patients with PTSD. The changes resulted from the Company’s recent discovery, and subsequent correction, of an error made by the contract research organization that performed the statistical analysis for the study. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The tables below outline changes resulting from the error made by the contract research organization. The first table lists the changes in p-values comparing 50 mg NYX-783 against placebo, the second table lists the changes in p-values comparing 10 mg NYX-783 against placebo, and the third table lists the changes in p-values comparing a pooled analysis of 10 mg and 50 mg NYX-783 against placebo. The 50 mg dose of NYX-783 performed best in the previously completed study and the Company intends to study it going forward; the updated results do not change the overall conclusions regarding the potential of the 50 mg dose. Based on the previously reported study results, the Company does not intend to study the 10 mg dose of NYX-783 going forward; the updated results do not change the overall conclusions regarding the 10 mg dose. The Company did not and does not rely on findings from the pooled analysis to make decisions regarding future development of NYX-783.

NYX-783 50 mg vs. Placebo
	Previously Reported			Revised Analysis
Endpoint	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo
CAPS-5 Total	0.119	>0.2	0.161	0.173	>0.2	0.212
CAPS-5 Arousal & Reactivity	0.004	0.1307	0.040	0.019	0.204	0.071
CAPS-5 Neg. Cognitions & Mood	0.049	>0.2	0.138	0.096	>0.2	0.189
CAPS-5 Intrusions	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Avoidance	0.143	>0.2	>0.2	0.201	>0.2	>0.2
PCL-5	0.099	>0.2	0.170	0.144	>0.2	0.206
HADS-A	0.018	>0.2	0.166	0.045	>0.2	0.216
CGI-S	0.175	>0.2	>0.2	0.216	>0.2	>0.2
CAPS-5 Total - % Change	0.060	>0.2	0.141	0.105	>0.2	0.191
CAPS-5 Arousal & Reactivity - % Change	0.003		0.047	0.015		0.086
CAPS-5 Neg. Cog. & Mood - % Change	0.036		0.154	0.079		0.208
CAPS-5 Intrusions - % Change			>0.2			>0.2
CAPS-5 Avoidance - % Change			>0.2			>0.2
CAPS-5 Total - % Change (with Time Since Trauma)	0.032			0.032
CAPS-5 Total - Clinically Reliable Change	0.010			0.010

NYX-783 10 mg vs. Placebo
	Previously Reported			Revised Analysis
Endpoint	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo
CAPS-5 Total	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Arousal & Reactivity	0.065	0.037	0.049	0.118	0.096	0.086
CAPS-5 Neg. Cognitions & Mood	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Intrusions	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Avoidance	>0.2	0.061	>0.2	>0.2	0.124	>0.2
PCL-5	>0.2	0.138	>0.2	>0.2	0.189	>0.2
HADS-A	0.024	0.067	0.045	0.061	0.135	0.079
CGI-S	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Total - % Change		>0.2	>0.2		>0.2	>0.2
CAPS-5 Arousal & Reactivity - % Change			0.055	0.185		0.098
CAPS-5 Neg. Cog. & Mood - % Change			>0.2	>0.2		>0.2
CAPS-5 Intrusions - % Change			>0.2			>0.2
CAPS-5 Avoidance - % Change			>0.2			>0.2

NYX-783 Pooled Analysis vs. Placebo
	Previously Reported			Revised Analysis
Endpoint	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo	Stage 1 (week 4) p- value vs. Placebo	Stage 2 (week 4) p- value vs. Placebo	Stage 1 & Stage 2 combined p-value vs. Placebo
CAPS-5 Total	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
CAPS-5 Arousal & Reactivity	0.004	0.040	0.027	0.018	0.099	0.051
CAPS-5 Neg. Cognitions & Mood	>0.2	>0.2	>0.2	>0.2	>0.2	>0.2
PCL-5	>0.2	>0.2	0.18	>0.2	>0.2	>0.2
HADS-A	0.004	>0.2	0.056	0.018	>0.2	0.094

On June 15, 2021, the Company began using updated corporate presentations, copies of which are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3 and incorporated herein by reference. Representatives of the Company will use the updated presentations in various meetings with investors from time to time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Aptinyx Inc. on June 15, 2021, furnished herewith
99.2	Corporate Presentation of Aptinyx Inc. dated June 15, 2021, furnished herewith
99.3	Corporate Presentation of Aptinyx Inc. dated June 15, 2021, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptinyx Inc.

Date: June 15, 2021	By:	/s/ Ashish Khanna
Ashish Khanna
Chief Financial Officer and Chief Business Officer

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